ARCTURUS THERAPEUTICS

Building the Next Generation of RNA Medicines

August 2021

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: our strategy, future operations, collaborations, the likelihood of success (including safety and efficacy) and promise of our pipeline, the planned initiation, design or completion of clinical trials, anticipated sponsorship and/or funding of clinical trials of our candidates, the likelihood that we will obtain clearance from regulatory authorities to proceed with planned clinical trials, the ability to enroll subjects in clinical trials, the likelihood that preclinical or clinical data will be predictive of future clinical results, the likelihood that clinical data will be sufficient for regulatory approval or completed in time to submit an application for regulatory approval within a particular timeframe, the anticipated timing for regulatory submissions, the timing of, and expectations for, any results of any preclinical or clinical studies or regulatory approvals, the potential administration regimen or dosage, or ability to administer multiple doses of, any of our drug candidates, our manufacturing methods and technologies (including purification, lyophilization and stability of our products), the likelihood that a patent will issue from any patent application, our current cash position and adequacy of our capital to support future operations, and any statements other than statements of historical fact.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof) intended to identify forward looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in Arcturus’ most recent Annual Report on Form 10-K with the SEC and in other filings that Arcturus makes with the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Trademark Attribution:

The Arcturus logo and other trademarks of Arcturus appearing in this presentation are the property of Arcturus. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners.

Company Highlights

BUILDING INNOVATIVE RNA MEDICINES

Arcturus is a Clinical-Stage mRNA Vaccines and Medicines Company

Publicly Traded (Nasdaq: ARCT)

- Headquarters: San Diego, CA
- Number of Employees: 154
- Founded: 2013


ARCTURUS

Promising Vaccine and Therapeutic Candidates

- LUNAR-COV19 (COVID-19 Vaccine)
- LUNAR-OTC (Ornithine Transcarbamylase Deficiency)
- LUNAR-CF (Cystic Fibrosis)
- Additional Earlier Stage Programs

Arcturus Technologies And Programs Validated by Multiple Strategic Partners

Johnson & Johnson | Cystic Fibrosis Foundation | DukeNUS Medical School | Takeda | ultragenyx pharmaceutical

Proprietary mRNA Technologies Driving Promising Vaccine and Therapeutic Programs

Broad and Strong Intellectual Property Portfolio

mRNA & STARR™ mRNA
- mRNA Chemistry
- mRNA Design & Modifications
- mRNA Manufacturing Process

LUNAR® Delivery
- Lipid Chemistry
- Formulation Design
- LUNAR® Drug Product Manufacturing

229 Patents & Patent Applications

Program	Indication
LUNAR-COV19	COVID-19 Vaccines
LUNAR-FLU	Flu Vaccine
LUNAR-OTC	Ornithine Transcarbamylase (OTC) Deficiency
LUNAR-CF	Cystic Fibrosis

ADDITIONAL EARLIER STAGE PROGRAMS

Arcturus Pipeline of mRNA Medicines

BUILDING INNOVATIVE RNA MEDICINES

Franchise	Product Name	Indication	Route of Administration	Cell Target	Prevalence Worldwide	Stage	Anticipated Milestones
VACCINES	**LUNAR-COV19** (ARCT-021)	COVID-19 (Single Shot)	Intramuscular	Myocytes & Dendritic Cells	Global	Phase3	Initiation H2 2021
	LUNAR-COV19 (ARCT-154)	COVID-19 (Targeting VOCs)	Intramuscular	Myocytes & Dendritic Cells	Global	Phase 1/2/3	Interim Data Q4 2021
	LUNAR-FLU	Influenza	Intramuscular	Myocytes & Dendritic Cells	Global	Preclinical	IND/CTA H1 2022
HEPATIC	**LUNAR-OTC** (ARCT-810)	Ornithine Transcarbamylase Deficiency	Intravenous	Periportal Hepatocytes	> 10,000	Phase 2	Interim Data H2 2022
RESPIRATORY	**LUNAR-CF** (ARCT-032)	Cystic Fibrosis	Inhaled	Bronchial Epithelial Cells	> 70,000	Preclinical	CTA H1 2022

EUA = Emergency Use Authorization; CTA = Clinical Trial Application; IND = Investigational New Drug Application; VOC=Variant Of Concern

Multiple mRNA Vaccine & Therapeutic Programs in Clinical Development with Milestones

Partnerships Maximize Platform

Program	Partner	Indication
LUNAR-HBV	Johnson & Johnson	Hepatitis B Virus (HBV)
LUNAR-NASH	Takeda	Nonalcoholic Steatohepatitis (NASH)
LUNAR-GSD3	ultragenyx pharmaceutical	Glycogen Storage Disease Type III
LUNAR-RARE	ultragenyx pharmaceutical	Undisclosed Rare Disease
LUNAR-COV19 (ARCT-021)	Undisclosed Global Entity	Covid-19 Vaccine
LUNAR-COV19 (ARCT-154)	Vingroup	Covid-19 Vaccine

Greater than $1 Billion in Potential Milestones & Royalties

LUNAR® Delivery Technology

Biodegradable, highly optimized for each cell type

BUILDING INNOVATIVE
RNA MEDICINES



LUNAR® binds to cell membrane



LUNAR® particle packaged inside cell



mRNA release



mRNA translates into protein



STARR™ mRNA Expression Superior to Conventional mRNA

Self-Transcribing and Replicating mRNA (STARR™) delivered with LUNAR® provides higher protein expression and potentially longer-lasting duration of protein expression in mouse

BUILDING INNOVATIVE RNA MEDICINES

STARR™ Technology
30-Fold Higher Protein Expression



STARR™ Technology | Conventional mRNA | PBS Control

Protein Expression Over 7 days


STARR™ mRNA vs. Conventional mRNA
Protein Expression
Log Scale
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
10^{5}
0 1 2 3 4 5 6 7
Days After Dosing
STARR™ mRNA
30X More Protein Expression
Conventional mRNA
PBS Control

Single dose of STARR™ mRNA technology with LUNAR® delivery provided enhanced protein expression *in vivo* (mouse)

STARR™ COVID Vaccine Candidates
ARCT-021
ARCT-154

STARR™ COVID Vaccine Candidates Have Significant Advantages

STARR™ mRNA technology

- Lower dose level than conventional mRNA provides manufacturing efficiencies and potential safety benefits
- Self-amplifying mechanism of mRNA expression provides superior T cell responses



LUNAR® Delivery Technology

- Non-viral and biodegradable technology that provides potential safety benefits
- Re-dosable delivery technology, helpful for boosting, if needed

Rapidly Updatable as new variants of concern arise

Readily Manufacturable using Arcturus proprietary processes; no adjuvants

Promising Clinical Data that demonstrate humoral and cellular immunogenicity, and tolerability

ARCT-021: Designed as a single shot vaccine; more convenient, simpler distribution logistics
ARCT-154: Designed to target variants of concern

Lyophilized Product Advantages Over Conventional Frozen Liquid


Conventional RNA Vaccine Cold Chain
Freeze
Thaw
Frozen Liquid Requires Ultra-Low Temperature Storage
Ready for Use
Arcturus RNA Vaccine Cold Chain
Bulk Formulation
Freeze Dry
Diluent Added
Lyophilized Powder Cake Does NOT Require Ultra-Low Temperature Storage
Ready for Use

Lyophilized ARCT-021 and ARCT-154 maintain key quality attributes

Simpler handling: No dry ice at point of care, lower risk of degradation from uncontrolled temperature fluctuation

Global Manufacturing Partners

BUILDING INNOVATIVE RNA MEDICINES


Germany
Recipharm
Austria
POLYMUN
SCIENTIFIC
USA
aldevron
USA
Catalent
Vietnam
VINGROUP
Japan
ARCALIS

Global manufacturing partners include Aldevron, ARCALIS, Catalent, Polymun, Recipharm and Vingroup
Manufactured GMP finished doses of lyophilized ARCT-021 (> 15 Million) for stockpiling purposes
Forecast Capacity: More than hundred million doses annually

ARCT-021

Single Shot COVID STARR™ mRNA Vaccine

Preclinical Data: Robust Immune Response

BUILDING INNOVATIVE RNA MEDICINES

Humoral Immunity

STARR™ induces more robust titers compared to conventional mRNA



Single Dose 0.2 µg
STARR
mRNA
PBS
Single Dose 2 µg
STARR
mRNA
Single Dose 10 µg
STARR
mRNA
Anti-Spike Glycoprotein (Adjusted MFI)
Time (days)

Neutralizing antibody titers and high seroconversion at low doses



PRNT 50 titers
STARR™ mRNA Vaccine dosage (µg)

Single Dose (µg)	Seroconversion	Neutralizing Antibody Titers (Geometric Mean)
0.2	80 %	58
2	100 %	218
10	100 %	≥ 320

Cellular Immunity

7 Days Post Single Dose

Adaptive Cellular Response (CD8+ cells)



CD8+ IFN-γ
%of CD8+ T cells
****
0 µg
0.2 µg
2 µg
10 µg

Balanced Th1/Th2 Immune Response (CD4+ cells)



Th1/Th2 ratio
IFN-γ/IL-4
0 µg
0.2 µg
2 µg
10 µg

- Single administration with a very low dose of Arcturus COVID vaccine results in potent immune reaction
- STARR™ mRNA generates neutralizing antibodies (anti-SARS-CoV-2 Spike Glycoprotein IgG) and a cellular T-cell mediated immune response at a much lower dose level compared to conventional mRNA

ARCT-021 Significantly Effective in Challenge Models

BUILDING INNOVATIVE RNA MEDICINES

Mouse Model (transgenic human ACE2)


100%
Percent Survival
100
80
60
40
20
0
0 2 4 6 8 10 12 14
Days post infection
PBS
LUNAR-COV19 2μg
LUNAR-COV19 10μg

ARCT-021 significantly effective in a virus challenge study in the human ACE2 transgenic mouse model; single dose provided complete protection from SARS-CoV-2 infection and death, compared to control mice which experienced 100% mortality

Primate Model (macaque)


**
P = 0.0159
BAL Virus Titers
10⁵
10⁴
10³
10²
PBS (N = 4)
20 μg Single Shot (N = 5)
2000X LOWER

7 Days After SARS-CoV-2 Virus Challenge

- Lung viral titers exceeded 13,100 (median) in non-vaccinated primates (PBS)
- Lung viral titers = 6.5 (median); more than 2000X lower in primates administered a single shot of ARCT-021

Single administration of ARCT-021 significantly effective in primate model (macaque); vaccinated macaques show substantial (3.30 log lower) reductions in median lung viral titers

ARCT-021 Clinical Trial Update

Phase 1/2 Clinical Trial

- Completed dosing all subjects (n = 106), including older adults
- High seroconversion rates for IgG binding antibodies, and Th1 dominant CD4+ immune responses, neutralizing antibodies (PRNT50) Geometric Mean Titer (GMT) levels in the range of titers observed in convalescent serum
- Favorable safety and tolerability; no subjects withdrawn from dosing

Phase 2 Clinical Trial Ongoing

- Fully enrolled with 579 participants dosed across USA and Singapore;
- Two dose levels evaluated: 5mcg and 7.5 mcg
- Two interim analysis conducted; DSMB recommended to proceed with no modifications to protocol
- >90% seroconversion after single 5mcg dose for IgG antibodies binding SARS-CoV-2 spike protein
- Interim analysis #3 expected Q4 2021

Phase 3 Clinical Trial

- Undisclosed global entity to sponsor and fund
- Multinational
- Placebo-controlled
- To enroll tens of thousands of participants
- 5-mcg dose, single injection regimen

ARCT-154

STARR™ mRNA COVID Vaccine Targeting Variants of Concern

ARCT-154 Preclinical Data and Clinical Trial Update

BUILDING INNOVATIVE RNA MEDICINES

Preclinical Data


ARCT-154
Neutralizing Antibody Titers in Non-Human Primates
One Month Post 2nd Dose
50% Serum Neutralizing Titer
10⁴
10³
10²
10¹
Limit of Detection
9,080
874
1,297
6,876
Alpha
Beta
Gamma
Delta

Non-Human primate (NHP) data collected one month after second dose of 7.5 mcg; Analysis of NHP serum was performed using non-replicating vesicular stomatitis virus pseudo-typed with the spike protein of the SARS-CoV-2 variants of concern indicated. Titers (geometric mean) were determined by calculating the dilution that resulted in 50% inhibition of cells expressing GFP encoded by the pseudovirus, a surrogate of virus infection. Error bars indicate geometric standard deviation.

Phase 1/2/3 Clinical Trial in Vietnam; CTA Approved to Proceed

- Phases 1/2/3 sponsored & funded by Vinbiocare
- Randomized, observer-blind, placebo-controlled design
- To enroll up to 21,000 participants (20,000 in Phase 3)
- Participants will receive two doses of study vaccine separated by 28 days. Placebo participants receive ARCT-154 after 6 months

Phase 1/2 Clinical Trial in Singapore; CTA Approved to Proceed

- Two Cohorts:
  - Primary vaccination evaluation
  - Booster evaluation following initial vaccination with Comirnaty®

Comirnaty® is a trademark of BioNTech

LUNAR-OTC (ARCT-810)

Ornithine Transcarbamylase (OTC) Deficiency

Ornithine Transcarbamylayse (OTC) Deficiency

ARCT-810 Market Opportunity

The most common urea cycle disorder

- The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine
- Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death
- 10,000 worldwide prevalence

Unmet Medical Need

- Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers (sodium or glycerol phenylbutyrate)
- Present standard of care does not effectively prevent life-threatening spikes of ammonia
- Liver transplant currently the only known cure for severe OTC Deficiency patients

LUNAR-OTC Aims to Restore Enzyme Function

- Expression of OTC enzyme in liver has potential to restore normal urea cycle activity to detoxify ammonia, preventing neurological damage and removing need for liver transplantation

LUNAR-OTC

Disease Normalization Following Single and Repeat Dosing in OTC Mouse Model

BUILDING INNOVATIVE RNA MEDICINES

Survival of OTC-deficient Mice on High Protein Diet - LUNAR-OTC Treatment


100
90
80
70
60
50
40
30
20
10
0
Surviving Animals (%)
0
7
14
21
28
35
42
49
56
Time (Days)
1 mg/kg
0.3 mg/kg
Control
LUNAR-OTC 1 mg/kg, n=10
LUNAR-OTC 0.3 mg/kg, n=10
High Protein Diet (Control), n=10
LUNAR-OTC I.V. Dosing Schedule

LUNAR-OTC

Exceeds Target of 10% Enzyme Replacement at all Doses in OTC-Deficient Mouse Model

BUILDING INNOVATIVE RNA MEDICINES

- OTCD impacts ureagenesis (ammonia detoxification)
- The main site of ureagenesis is the periportal region of the liver*
- Establishing 10% of natural enzyme levels is expected to be therapeutically significant


Periportal Expression in the Liver of OTC Protein
% Natural Levels
110
100
90
80
70
60
50
40
30
20
10
0
Low
Mid
High
Dose Level
Therapeutic Target = 10%

*Li, L. et al. PGC-1α Promotes Ureagenesis in Mouse Periportal Hepatocytes through SIRT3 and SIRT5 in Response to Glucagon. Scientific Reports. 6:24156 | DOI: 10.1038/srep24156, April 2016
*Lamers, W.H., Hakvoort, T.B.M., and Köhler, E.S. 'Molecular Pathology of Liver Diseases' in Monga S.P.S. (ed.), *MOLECULAR PATHOLOGY LIBRARY SERIES,* Springer Publishing, New York, pp. 125-132 | DOI: 10.1007/978-1-4419-7107-4

LUNAR-OTC treatment increases OTC expression in mouse periportal hepatocytes (main site of ureagenesis)

ARCT-810 Clinical Update

Phase 1 Clinical Trial in Healthy Volunteers Completed

Phase 1b Clinical Trial in OTC-Deficiency Adults Ongoing

Phase 2 Clinical Trial in OTC-Deficient Adolescents and Adults Approved to Proceed

- Randomized, double-blind, placebo-controlled, nested single and multiple ascending dose
- Enroll up to 24 subjects across two dose cohorts
  - **Primary Endpoints**: Safety and tolerability
  - **Secondary Endpoints**: Pharmacokinetics and pharmacodynamic measures (ureagenesis assay, 24-hr ammonia profile)
  - **Exploratory Endpoints:** Biomarkers include plasma amino acids, plasma OTC enzyme activity, and urine orotic acid levels
  - **Interim Phase 2 Data:** H2 2022 in a Subset of Participants

LUNAR-CF (ARCT-032)

Cystic Fibrosis

Cystic Fibrosis

ARCT-032 Market Opportunity

Cystic Fibrosis: The most common rare disease in the United States

Caused by genetic mutations in the CFTR gene, resulting in aberrant anion transport in epithelial cells, causing thick mucus buildup in the lungs

- Chronic airway obstruction leads to infection and inflammation, which causes permanent tissue scarring and leads to respiratory failure
- 100,000 worldwide prevalence

Unmet Medical Need

- CFTR functional modulators are not approved for treatment of all patients
- Present standard of care does not effectively prevent long-term effects of mucus accumulation. CF patients with late-stage loss of respiratory function require lung transplant

LUNAR-CF Aims to Restore CFTR Function

- An mRNA replacement therapy has the potential to deliver a new copy of CFTR into the lungs of CF patients, independent of any genotype
- A functional CFTR protein can restore chloride channel efflux in the airways, reducing mucus accumulation, tissue scarring and minimizing the progressive respiratory dysfunction observed in CF patients

Delivery of LUNAR®-mRNA to Rodent Airways

BUILDING INNOVATIVE RNA MEDICINES

Nebulization: Upper/Lower Airways



LUNAR® + Luciferase mRNA

LUNAR® Targets Mice Epithelial Airways (TdTomato) and Ciliated Cells (TdTomato/FoxJ1)


TdTomato / FoxJ1 / Dapi

Efficient delivery of LUNAR®-mRNA formulations in rodent airways

LUNAR®, an aerosolized delivery platform for lung

BUILDING INNOVATIVE RNA MEDICINES

Aerosolized LUNAR® Particles are Breathable



Formulation Lots
1
2
3
4
5
Breathable Range (microns)

Aerosolized LUNAR® -mRNA (EGFP) maintains activity

Pre-Nebulization



Post-Nebulization

LUNAR®-mRNA (hCFTR) is biologically active *in vivo* (NPD, Mouse)



NPD (mV)
-5
0
5
PBS
LUNAR+ Control mRNA
LUNAR+ hCFTR mRNA

Aerosolized LUNAR® droplets are in the optimal breathable range (1-5 microns)
Aerosolized LUNAR® maintains activity as measured by EGFP protein expression & Nasal Potential Difference (NPD)

Delivery of LUNAR®-mRNA into Epithelial Airways in Ferret

EGFP conversion in tracheal epithelial airways observed in the ROSA26TG Ferret model

BUILDING INNOVATIVE RNA MEDICINES

- Ferrets are an excellent species for modeling certain human lung diseases*
- Novel LUNAR® formulations of CRE mRNA were tested in a transgenic ROSA26TG ferret model
- Activation of EGFP expression indicates that LUNAR® targets epithelial airways



Untreated
Treated
TdTomato / EGFP / Dapi
A
B
50 µm

In collaboration with John Engelhardt

LUNAR® effectively delivered mRNA to the tracheal epithelial airways in a Ferret model

*Yu, M., Sun, X., Tyler, S.R. *et al.* Highly Efficient Transgenesis in Ferrets. *Sci Rep* **9**, 1971 (2019)

Moving Forward

Anticipated Milestones and Cash Position

BUILDING INNOVATIVE RNA MEDICINES

ARCT-021 (single shot COVID vaccine)	
Phase 3 Initiation	**H2 2021**

ARCT-154 (COVID vaccine targeting variants of concern)	
Interim Phase 1/2/3 Data	**Q4 2021**

ARCT-810 (LUNAR-OTC)	
Interim Phase 2 Data	**H2 2022**

ARCT-032 (LUNAR-CF)	
Clinical Trial Application (CTA)	**H1 2022**

Cash Position
$433.6 Million as of June 30, 2021; based on current pipeline, funding for more than 2 years

BUILDING INNOVATIVE RNA MEDICINES

Management Team





Joseph E. Payne, MSc
President & CEO
MERCK



Pad Chivukula, Ph.D.
CSO & COO
Nitto



Andrew Sassine, MBA
CFO
Fidelity Investments



Steve Hughes, M.D.
Chief Medical Officer
IONIS Pharmaceuticals



Lance Kurata, J.D.
Chief Legal Officer
MINTZ

Board of Directors



Peter Farrell, Ph.D.
Chairman of the Board
ResMed



Karah Parschauer, JD
Director of the Board
ultragenyx pharmaceutical



Edward W. Holmes, M.D.
Director of the Board
Sanford Consortium for Regenerative Medicine



James Barlow, MA
Director of the Board
Allergan



Magda Marquet, Ph.D.
Director of the Board
ALTHEA



Joseph E. Payne, MSc
Director of the Board
President & CEO
MERCK



Andrew Sassine, MBA
Director of the Board, CFO
Fidelity Investments

Scientific Advisory Board



Jeff Colyer, M.D.

CEO of Virtus Consultants, former Governor of Kansas. Appointments at Georgetown, Kansas School of Medicine, Uniformed Services University for Health Sciences, International Medical Corps



Ooi Eng Eong, BMBS, FRCPath, Ph.D.

Professor and Deputy Director of the Emerging Infectious Diseases Programme at the Duke-NUS Medical School



Frederick G. Hayden, M.D., FACP

Professor Emeritus of Clinical Virology and Medicine at Virginia University School of Medicine



Peter A. Patriarca, M.D.

Principal of Immuno-Vax LLC, and Sr. Affiliate Consultant with the Biologics Consulting Group



Robert T. Schooley, M.D.

Distinguished Professor of Medicine and Sr. Director of International Initiatives at the University of California San Diego



Jonathan Smith, Ph.D.

Chief Scientific Officer at VLP Therapeutics



Michael Hodges, M.D., BSc.

Chief Medical Officer (CMO) at Amplyx Pharmaceuticals



Drew Weissman, M.D., Ph.D.

Professor of Medicine at the Perelman School of Medicine



ARCTURUS therapeutics

Appendix

LUNAR-COV19 Preclinical Seroconversion Data

Seroconversion Rate (% of Animals) – STARR™ mRNA vs. Conventional mRNA

Single Dose (µg)	LUNAR® Delivery			
	STARR™ mRNA (%)		Conventional mRNA (%)	
	Day 10	Day 19	Day 10	Day 19
0.2	40	60	20	20
2	80	**100**	20	0
10	100	100	40	80

100% of mouse seroconverted by day 19 at a single low dose (2 µg)

Preclinical Data: Anti-Spike Protein Levels Continue to Increase Up to 50 Days

Single Administration of LUNAR-COV19


0.2 µg Dose
2.0 µg Dose
10.0 µg Dose
STARR
mRNA
PBS
Anti-Spike Glycoprotein (Adjusted MFI)
Time (days)
8000
6000
4000
2000
0
20
40
60

- **Higher titers** (anti-SARS-CoV-2 Spike Glycoprotein IgG) elicited by STARR™ mRNA
- **Titers continue to increase up to 50 days** with STARR™ mRNA; plateau reached with conventional mRNA
- Dose dependent increase in IgG titers; Luminex bead assay, 1/2000 serum dilution

Preclinical Data: Neutralizing Antibodies Continue to Increase for 60 Days

Single Administration (small dose, 2µg) of LUNAR-COV19


PRNT50
SARS-CoV-2 Neutralization (PRNT50 titer)
1000
100
10
0.2
2
10
Dose (µg)
Day 30
Day 60

Virus neutralization assay:
Serum dilutions are incubated with SARS-CoV-2 virus, then added to cells. The cells die forming plaques, which are counted. The serum dilution that reduces the number of plaques by 50% is recorded (PRNT50). Maximum serum dilution tested was 1/320

After single dose (2 µg) of LUNAR-COV19, neutralizing antibodies continue to increase for 60 days (>300 titer)

Preclinical Data: Arcturus Vaccine elicits a Balanced Cell Mediated Immune Response



CD8⁺ IFN-γ
%of CD8⁺ T cells
12
8
4
0
**
****
0 µg
0.2 µg
2 µg
10 µg
Th1/Th2 ratio
IFN-γ/IL-4
15
10
5
0
0 µg
0.2 µg
2 µg
10 µg

RNA Dose (µg)	% IFN-γ+ CD8⁺ T Cells	CD4+ Th1/Th2 (IFN-γ/IL4)
0	4.0	4.6
0.2	4.5	5.3
2.0	6.0	5.0
10.0	8.0	6.0

Results Summary

- RNA dose dependent increase in IFN-γ positive CD8⁺ T-cells
- Th1 biased CD4⁺ response and stable Th1/Th2 ratio with increased RNA dose indicate balanced cell mediated immune response

Arcturus Safety Profile

External Validation

- Multiple strategic partnerships over many years confirms the positive potential safety profile of Arcturus LUNAR® and mRNA

Arcturus is committed to developing safe mRNA products

- 15 studies over several years with strategic partners

Top Safety Concern for RNA Medicines is Delivery

Arcturus LUNAR® Delivery Technology is well tolerated in non-human primates (NHPs)

- ✓ **@ 15 mg/kg single dose of non-coding siRNA**
- ✓ **@ 3 mg/kg x eight (8) weekly doses of non-coding siRNA (total of 24 mg/kg over 2 months)**

Arcturus mRNA chemistry shows promising efficacy and tolerability data

- Efficacy of OTC mRNA in mouse model @ 0.1 – 1 mg/kg

ATX Lipids are Effective and Biodegradable

BUILDING INNOVATIVE RNA MEDICINES

Protein Expression (*in vivo*)


Protein Expression (ng/mL)
300
200
100
0
PBS
ATX 1.0
ATX 2.0
PBS
ATX 1.0
ATX 2.0

Esterase Catalyzed Degradation (*in vitro*)


% Remaining
120%
100%
80%
60%
40%
20%
0%
0
5
10
15
20
25
30
Time (hr)
% ATX 1.0
% ATX 2.0
% MC3

Next Generation ATX Lipids Retain Degradability & Improve Delivery Efficiency

ATX 2.0 Lipid is Biodegradable and Clears *in vivo*

BUILDING INNOVATIVE RNA MEDICINES

Plasma


0.5 mg/kg
1 mg/kg
ATX 2.0 (ng/ml)
40000
30000
20000
10000
0
0
1
2
3
4
Time (hours)

Liver


0.5 mg/kg
1 mg/kg
ATX 2.0 (ng/g)
250000
200000
150000
100000
50000
0
0
24
48
72
96
120
144
168
Time (hours)

- ATX Lipid (the major component in LUNAR® technology) is degraded *in vivo*
- ATX 2.0 Lipid half-life in the liver is approximately 20 hours

Key Existing Country Relationships

Singapore

Research Partnership with Duke-NUS Medical School

Financial Support from the Economic Development Board of Singapore

- $10 M Grant for Research and Preclinical Work
- $6.7 M Grant for Phase 1/2 Clinical Trial
- Executed Manufacturing Support Agreement for $46.6 Million Non-Recourse Loan
- Up to $175 Million in vaccine purchases

Israel

Supply Agreement with Israel Ministry of Health

- Announced August 18, 2020
- $12.5 M Initial Reserve Payment was paid in Oct 2020

Vietnam

Collaboration with Vingroup to Establish Manufacturing Facility

- $40 million upfront payment and potential royalties based on vaccines produced

Drug Substance: mRNA Design

Arcturus' proprietary mRNA optimization platform

Optimize
- mRNA sequence
- Chemistry
- Process

→

Improve
- Protein Expression
- Duration
- Functional Activity



5' cap
5' UTR
Coding Region
3' UTR
Poly(A) tail

Sustained hEPO activity in NHPs upon repeat dosing

Weekly Dosing in Non-Human Primates (NHPs)



Monkey EPO (ng/ml) 6hrs post dose
150
100
50
0
1st
2nd
3rd
4th
Dose
PBS control
LUNAR-EPO mRNA 0.1 mg/kg

Proprietary mRNA Optimization Platform Demonstrates Sustained Activity Upon Repeat Dosing in NHPs

Drug Substance (mRNA) Manufacturing

DNA Template Production → IVT and Capping Reaction → Purification Process → Buffer Exchange & Concentration

Features	Benefits
Optimized IVT Method	Reduced Cost; Higher Purity
Improved Capping Reaction	Reduced Cost of Goods
Proprietary Purification Process	Higher Purity in a Shorter Time
Efficient	Entire Process Less Than One Week
Scalable to > 1Kg	Access Large Patient Populations
Adaptable	Can Utilize a Variety of Modifications

Arcturus Internal non-GMP mRNA Production Capabilities: Up to 30 g in Less Than One Week

Drug Substance (mRNA) Manufacturing

BUILDING INNOVATIVE RNA MEDICINES


RNA Yield
6
5
4
3
2
1
0
Yield [g/L]
0.5
2
8
10
12.5
12.5
12.5
Scale [g]


RNA Purity
100
90
80
70
60
50
Purity [%]
0.5
2
8
10
12.5
12.5
12.5
Scale [g]

Non-GMP Lots Produced at Arcturus

GMP Lots Produced at CMO as part of recent GMP campaign

Three 12.5 g lots produced in recent GMP campaign are of equivalent quality and yield

LUNAR® Versatility

Compatible with RNA of Various size

BUILDING INNOVATIVE RNA MEDICINES



% Encapsulated RNA
% Encapsulated RNA
125
100
75
50
25
0
20
1500
1800
2000
5000
9500
10000
12000
RNA Length (nt)



Particle Size
Particle Size (nm)
125
100
75
50
25
0
20
1500
1800
2000
5000
9500
10000
12000
RNA Length (nt)

LUNAR® Formulations Successfully Encapsulate RNA of Varying Sizes and Chemistries